SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	February 25, 2004 (February 23, 2004)

Verso Technologies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-22190	41-1484525

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway, Suite 300, Atlanta, Georgia	30339

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(678) 589-3500

Item 5. Other Events and Required FD Disclosure.
SIGNATURE
EXHIBIT INDEX
EX-2.1 SECURITIES PURCHASE AGREEMENT
EX-4.1 WARRENT
EX-4.2 REGISTRATION RIGHTS AGREEMENT
EX-99.1 PRESS RELEASE DATED FEBRUARY 23, 2004
EX-99.2 PRESS RELEASE DATED FEBRUARY 23, 2004
EX-99.3 PRESS RELEASE DATED FEBRUARY 25, 2004

Item 5. Other Events and Required FD Disclosure.

     On February 23, 2004, Verso Technologies, Inc., a Minnesota corporation (“Verso”), announced that, effective as of February 23, 2004, James L. Logsdon ceased serving as Chief Operating Officer, President and a director of Verso and ceased serving as an officer and director of all subsidiaries of Verso. In connection therewith and commencing on March 31, 2004, Mr. Logsdon is entitled to receive from Verso certain benefits and payments in accordance with Section 10.1(ii) of that certain Executive Employment Agreement between Verso and Mr. Logsdon dated as of September 29, 2000. Mr. Logsdon has agreed to continue to serve Verso as an employee in a transitional role until March 31, 2004, and will report to Verso’s Chief Executive Officer through such date. Verso also announced certain other changes in management as more fully described in that certain press release issued by Verso on February 23, 2004, which is filed as Exhibit 99.1 to this Report and incorporated herein by reference.

     In addition, on February 23, 2004, Verso announced that it had executed a securities purchase agreement, dated as of February 20, 2004 (the “Securities Purchase Agreement”), with the investors signatory thereto (the “Investors”), pursuant to which Verso would sell in a private placement offering (the “Private Placement”) 9,830,102 shares (the “Shares”) of Verso’s common stock, $0.01 par value per share (the “Common Stock”), and warrants to purchase 2,457,525 shares of Common Stock (the “Warrants”), for an aggregate purchase price of $17,694,184.00, or $1.80 per Share. The Warrants are immediately exercisable at an initial exercise price of $2.30 per share (subject to customary adjustments in accordance with the terms thereof) and expire on February 23, 2011. In connection with the Private Placement, Verso and the Investors entered into a Registration Rights Agreement dated as of February 24, 2004 (the “Registration Rights Agreement”), pursuant to which Verso is obligated, among other things, to file with the Securities and Exchange Commission no later than March 25, 2004, a registration statement covering the resale of the Shares and the shares of Common Stock issuable upon exercise of the Warrants.

     On February 25, 2004, Verso announced that it closed the Private Placement on the terms previously announced.

     The Shares and Warrants were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration set forth in Rule 506 of Regulation D promulgated pursuant to Section 4(2) of the Securities Act. The Shares, Warrants and the shares of Common Stock issuable upon exercise of the Warrants may not be offered or sold in the United States absent registration pursuant to the Securities Act or an applicable exemption from the registration requirements of the Securities Act.

     The description contained herein of the Securities Purchase Agreement, the Warrants and the Registration Rights Agreement is qualified in its entirety by reference to the full text of such documents which are filed as Exhibits 2.1, 4.1 and 4.2 to this Report and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) - (b)	Financial Statements and Pro Forma Financial Information None.

(c)	Exhibits.

2.1	Securities Purchase Agreement dated as of February 20, 2004, among Verso and each of the Investors signatory thereto. (The schedules to the Securities Purchase Agreement have been omitted from this Report pursuant to Item 601(b)(2) of Regulation S-K, and Verso agrees to furnish copies of such omitted schedules supplementally to the Securities and Exchange Commission upon request.)

4.1	Form of Warrant issued by Verso to each Investor in connection with the Private Placement.

4.2	Form of Registration Rights Agreement among Verso and the Investors entered into in connection with the Private Placement.

99.1	Press Release dated February 23, 2004, regarding management changes.

99.2	Press Release dated February 23, 2004, regarding the Private Placement.

99.3	Press Release dated February 25, 2004, regarding the Private Placement.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VERSO TECHNOLOGIES, INC.

By:	/s/ Juliet M. Reising

Juliet M. Reising, Chief Financial Officer
and Executive Vice President

Dated: February 25, 2004

EXHIBIT INDEX

2.1	Securities Purchase Agreement dated as of February 20, 2004, among Verso and each of the Investors signatory thereto. (The schedules to the Securities Purchase Agreement have been omitted from this Report pursuant to Item 601(b)(2) of Regulation S-K, and Verso agrees to furnish copies of such omitted schedules supplementally to the Securities and Exchange Commission upon request.)

4.1	Form of Warrant issued by Verso to each Investor in connection with the Private Placement.

4.2	Form of Registration Rights Agreement among Verso and the Investors entered into in connection with the Private Placement.

99.1	Press Release dated February 23, 2004, regarding management changes.

99.2	Press Release dated February 23, 2004, regarding the Private Placement.

99.3	Press Release dated February 25, 2004, regarding the Private Placement.